1 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Second Quarter 2026 Results July 27, 2026

2 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Forward-Looking Statements This discussion of financial results includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, (the "1933 Act") and Section 21E of the Securities Exchange Act of 1934, as amended, (the "1934 Act"). Those sections of the 1933 Act and 1934 Act provide a "safe harbor" for forward-looking statements to encourage companies to provide prospective information about their financial performance so long as they provide meaningful, cautionary statements identifying important factors that could cause actual results to differ significantly from projected results. Our forward-looking statements include descriptions of plans or objectives of management for future operations, products or services, and forecasts of revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "intend," "estimate" or words of similar meaning, or future or conditional verbs preceded by "will," "would," "should," "could" or "may." Forward-looking statements are based on management's current expectations regarding economic, legislative, and regulatory issues that may affect our earnings in future periods. Factors that could cause future results to vary materially from current management expectations include, but are not limited to, the preliminary nature of certain adjustments to prior financial statements disclosed in an 8-K filed by the Company on February 24, 2026 and the Form 10-K filed by the Company on March 13, 2026 and included in this presentation, general economic conditions and the economic uncertainty in the United States and abroad, including economic or other disruptions to financial markets caused by the Trump administration's approach to tariffs and trade, acts of terrorism, war, impacts from inflation, supply chain disruptions, changes in interest rates (including the actions taken by the Federal Reserve to control inflation), California's unemployment rate, deposit flows, real estate values, and expected future cash flows on loans and securities; the impact of adverse developments at other banks, including bank failures, that impact general sentiment regarding the stability and liquidity of banks; costs or effects of acquisitions; competition; changes in accounting principles, policies or guidelines; changes in legislation or regulation; natural disasters (such as wildfires and earthquakes in our area); adverse weather conditions; interruptions of utility service in our markets for sustained periods; and other economic, competitive, governmental, regulatory and technological factors (including external fraud and cybersecurity threats) affecting our operations, pricing, products and services; and successful integration of acquisitions. These and other important factors detailed in various securities law filings made periodically by Bancorp, copies of which are available from us at no charge. Forward-looking statements speak only as of the date they are made. Bancorp undertakes no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances that occur after the date of this press release or to reflect the occurrence of unanticipated events. GAAP to Non-GAAP Financial Measures This presentation includes some non-GAAP financial measures as shown in the Appendix of this presentation.

S E C T I O N Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Franchise Highl ights 01

4 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Bank of Marin Bancorp Novato, CA Headquarters BMRC NASDAQ $448.4 Million Market Cap $3.9 Billion Total Assets 3.61% Dividend Yield 15.58% Total Bancorp RBC BMRC AT A GLANCE O P T I O N 2 Data as of 6/30/26 Relationship Banking Build strong, long-term customer relationships based on trust, integrity and expertise, inspiring loyalty though exceptional service. Disciplined Fundamentals Apply a disciplined business approach with sound banking practices, high quality products, and consistent fundamentals ensuring continued strong results. Community Commitment Give back to the communities that we serve through active employee volunteerism, nonprofit board leadership and financial contributions. 27 Branch Locations 8 Commercial Banking Offices

5 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Bob Gotelli EVP, Human Resources Director • 34 years of human resources experience • Joined Bank of Marin in 2000 David Bloom EVP, Head of Commercial Banking • 33 years of commercial banking experience • Joined Bank of Marin in 2023 Tim Myers President and Chief Executive Officer • 30 years of finance and banking experience • Joined Bank of Marin in 2007 Brandi Campbell EVP, Head of Retail Banking • 40 years of banking experience • Joined Bank of Marin in 2019 Sathis Arasadi EVP, Chief Information Officer • 35 years of engineering, technology, and fintech experience • Joined Bank of Marin in 2023 Dave Bonaccorso EVP, Chief Financial Officer • 32 years of financial services experience • Joined Bank of Marin in 2023 Misako Stewart EVP, Chief Credit Officer • 37 years of banking experience • Joined Bank of Marin in 2013 221 Years of Combined Experience Through Various Economic Cycles

6 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 A strategic and disciplined approach to delivering long-term value 01 02 03 04 Grow NON-INTEREST INCOME Scale through EFFICIENCY GAINS and ACQUISITIONS Invest in TALENT and TECHNOLOGY Drive high-quality LOAN GROWTH

7 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Second Quarter 2026 Overview 1 See Reconciliation of Non-GAAP Financial Measures in the Appendix Highlights • Net interest margin was 3.38% compared to 3.24% in the prior quarter mainly due to improved average loan yields, targeted deposit rate cuts and active balance sheet management through one-way sales of deposits • Newly originated loans were $98 million in Q2, an increase of $18 million (22%) quarter over quarter • Weighted average rate on new loans of 6.53% highest in last 4 quarters and exceeds weighted average payoff rate • The Bank continued working to improve credit quality which included the completion of a planned exit of $19.0 million in special mention loans related to one relationship, significantly reducing the Bank's exposure to the wine industry • Cost of deposits decreased from 1.35% to 1.28% quarter over quarter; non-interest bearing deposits remained strong at 36.7% of total deposits Key Operating Trends • Tax-equivalent yield on interest-earning assets increased 6bps in Q2 over Q1 mainly due to improved average loan yields • Non-interest income excluding special items in prior quarter increased $0.3 million • Non-interest expense decreased $0.9 million following seasonally high levels in Q1 mostly in salaries and related benefits and charitable giving Capital • Bancorp total risk-based capital and TCE/TA improved to 15.58% and 8.52%, respectively • Bank total risk-based capital and TCE/TA improved to 14.61% and 9.03%, respectively • Book value per share and tangible book value per share increased to $24.51 and $19.92, respectively Deposits and Liquidity • Spot rate on deposits at 6/30/26 of 1.28% (interest-bearing 2.03%) declined from the 3/31/26 spot rate of 1.31% (interest-bearing 2.05%) • Deposits decreased 1.7% from Q1, primarily driven by a small number of relationships experiencing seasonal outflows and making investment policy decisions; deposits remained 3.8% higher than the prior year • Immediately available net funding of $2.2 billion Credit Quality • Reversal of provision for credit losses of $0.3 million • Non-accrual loans decreased to 0.40% of total loans from 0.41% in the prior quarter • Classified loans were 0.95% of total loans in Q2 compared to 0.85% in the prior quarter • Subsequent to quarter-end payoffs reduced special mention and classified loans by $2.3 million and $0.8 million, respectively

8 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Focused on Building Long-Term Shareholder Value Strong Core Deposit Franchise Largest community bank in Marin County with 11.4% market share 1 36.7% non-interest bearing deposits with a 1.28% cost of deposits in Q2 Improving Margin Outlook ▪ Prior year investment securities repositioning continuing to expand margin ▪ Continued loan growth at higher rates ▪ Targeted deposit cost reductions continued in Q2 Seasoned Risk Management Special mention loans decreased 15% in Q2 Non-accrual loans as a percentage of loans decreased 1bp quarter over quarter Low NOO CRE office exposure in the City of San Francisco at 2% of total loans (3% of total NOO-CRE) and a weighted average 62% LTV Prudent Loan Growth Markets with proven track record of organic growth Key opportunistic relationship banking talent acquisitions 62.35% loan-to-deposit ratio provides runway for additional growth Robust Capital Levels & Liquidity Regulatory capital ratios remain comfortably above “well-capitalized” thresholds $2.2 billion in available liquidity 1Source: S&P Global Market Intelligence - FDIC deposit market share data as of June 30, 2025

9 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Focused on delivering Long-Term, Consistent Growth ▪ Proven ability to grow both organically and through M&A ▪ Consistent cash dividend provides stable and reliable return for shareholders Note: Tangible book value per share (TBVPS) equals total shareholders’ equity, less intangible assets including goodwill and core deposit intangibles, divided by outstanding common shares at period end. Accumulated other comprehensive income (AOCI) represents the unrealized gains (losses) on available-for-sale securities, net of tax. Components of these calculations were derived from our financial reports filed with the SEC for each respective period. Additional information for June 30, 2026 can be found in the Reconciliation of Non-GAAP Financial Measures in the Appendix. Tangible Book Value Per Share and Cumulative Cash Dividends $0.77 $1.22 $1.73 $2.29 $2.92 $3.72 $4.64 $5.58 $6.56 $7.56 $8.56 $9.56 $9.81 $10.06 $15.98 $16.88 $18.08 $18.81 $20.28 $22.24 $24.02 $23.29 $20.85 $22.44 $22.37 $19.87 $19.77 $19.92 Cumulative Cash Dividends TBVPS TBVPS (Excl AOCI) 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 1Q26 2Q26 $— $5.00 $10.00 $15.00 $20.00 $25.00 $30.00

10 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Robust Capital Ratios As of 6/30/26 The Bank's capital plan and point-in- time capital stress tests indicate that capital ratios will remain above regulatory well-capitalized and internal policy minimums throughout a five-year forecast horizon and across stress scenarios such as additional unrealized losses on the investment portfolio, additional deposit growth or decline, loan credit quality deterioration, and potential share repurchases. 6.5% 8.0% 10.0% 5.0% 13.7% 13.7% 14.6% 9.2% 9.0% 12.9% 12.9% 15.6% 8.7% 8.5% Well Capitalized Threshold Bank of Marin Bank of Marin Bancorp Common Equity Tier- One Risk-Based Capital Total Tier-One Risk- Based Capital Total Risk-Based Capital Tier-One Leverage Tangible Common Equity

Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 S E C T I O N Balance Sheet Highl ights 02

12 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Strong Deposit Franchise • Deposit mix continues to favor a high percentage of non-interest bearing deposits totaling 36.7%, highlighting our relationship banking model • Total cost of deposits was 1.28% (interest-bearing 2.04%) for 2Q'26 and 1.35% (interest-bearing 2.10%) for 1Q'26 • Spot rate was 1.28% (interest-bearing 2.03%) as of June 30, 2026, compared to 1.31% (interest-bearing 2.05%) as of March 31, 2026 Total Deposit Mix at 2Q'26Total Deposits ($ in millions) $2,504 $3,808 $3,574 $3,290 $3,416 $3,370 $1,538 $2,201 $2,127 $1,667 $1,672 $1,475 $869 $1,457 $1,328 $1,372 $1,538 $1,737 $97 $150 $119 $251 $206 $158 Transaction Savings & MMDA Time 2021 2022 2023 2024 2025 2Q'26 Non-Interest Bearing Transaction 36.7% Interest Bearing Transaction 7.1% Savings 6.7% Money Market 44.8% Time 4.7% $3.37B

13 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 • 41% of new accounts consisted of new relationships to the Bank by count • 66% of new accounts were non-interest bearing by count • Average weighted cost for all new interest bearing accounts at 1.48% (new funds) and 1.98% (new relationships) • Reciprocal deposit network program (expanded FDIC insurance products) utilization decreased by $97.6 million quarter over quarter New Accounts Mix (by count) 2Q'26Granular Deposit Account Composition Existing Relationships - New $ 21% Account Migration 38% New Relationships 41% 966 (in thousands; except for # of Accounts) Interest Bearing Non-Interest Bearing Total Consumer Account Balances $ 933,386 $ 324,899 $ 1,258,285 # of Accounts 13,733 17,009 30,742 Avg Balance Per Account $ 68 $ 19 $ 41 Business Account Balances $ 1,130,760 $ 964,262 $ 2,095,021 # of Accounts 3,844 10,878 14,722 Avg Balance Per Account $ 294 $ 89 $ 142 *Excludes internal operating accounts such as holding company cash and deposit settlement accounts totaling $16.6 million Deposit Accounts Mix - Consumer vs Business 2Q'26

14 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Strong Liquidity: $2.2 Billion in Net Availability • The Bank has long-established minimum liquidity requirements regularly monitored using metrics and tools similar to larger banks, such as the liquidity coverage ratio and multi-scenario, long-horizon stress tests • Deposit outflow assumptions for liquidity monitoring and stress testing are conservative relative to actual experience At June 30, 2026 ($ in millions) Total Available Amount Used Net Availability Internal Sources Unrestricted Cash 1 $ 256.6 $ — $ 256.6 Unencumbered Securities 491.7 — 491.7 External Sources FHLB line of credit 978.4 — 978.4 FRB line of credit 310.4 — 310.4 Lines of credit at correspondent banks 140.0 — 140.0 Total Liquidity $ 2,177.1 $ — $ 2,177.1 1 Excludes cash items in transit Note: Off-balance sheet one-way sell deposits were zero at June 30, 2026. Liquidity & Uninsured Deposits ($ in millions) 2.1x Coverage Ratio $2,177.1 $1,016.6 Liquidity Est. Uninsured and/or Uncollateralized Deposits

15 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 • Loan fundings in Q2 were $62.8 million ($98.4 million total commitments) • Notable pipeline growth and diversification from key hires, compensation program enhancements, and calling programs • Sound underwriting produces a high- quality loan portfolio with low credit costs and stable earnings through cycles • Extending credit and serving the needs of existing clients while ensuring new opportunities present the appropriate levels of risk and return Prudent, Sustainable Model for Loan Growth $2.089 $2.256 $2.093 $2.074 $2.083 $2.121 $2.101 4.15% 4.23% 4.29% 4.65% 4.83% 4.99% 5.08% Non-PPP Loans SBA PPP Loans Average Annual TE Yield on Loans 2020 2021 2022 2023 2024 2025 YTD 2Q'26 Total Loans ($ in billions) 1Includes American River Bank loans acquired in 3Q'21 1 Three months ended Six months ended (in millions; unaudited) June 30, 2026 March 31, 2026 June 30, 2025 QoQ Variance % CQ vs PYQ % June 30, 2026 June 30, 2025 YoY Variance % Gross loans beginning balance $ 2,115.7 $ 2,120.9 $ 2,073.5 $ (5.2) — % $ 42.2 2% $2,120.9 $ 2,083.3 $ 37.6 2 % Newly funded 62.8 60.8 50.6 2.0 3% 12.2 24% 123.6 98.0 25.6 26 % New total commitments1 98.4 80.5 69.2 17.9 22% 29.2 42% 178.9 132.8 46.1 35 % Purchased — — — — NM — NM — — — NM Net increase (decrease) in line of credit utilization 14.5 0.6 4.6 13.9 2,317% 9.9 215% 15.1 (6.6) 21.7 (329) % Paydowns and maturities (71.2) (30.6) (36.5) (40.6) 133% (34.7) 95% (101.8) (59.9) (41.9) 70 % Charge-offs — (7.3) — 7.3 (100) % — NM (7.3) (0.8) (6.5) 813 % Note sales — (9.1) — 9.1 (100) % — NM (9.1) (1.3) (7.8) 600 % Amortization (20.8) (19.6) (18.6) (1.2) 6% (2.2) 12% (40.4) (39.1) (1.3) 3 % Gross loans ending balance $ 2,101.0 $ 2,115.7 $ 2,073.6 $ (14.7) (1) % $ 27.4 1% $2,101.0 $ 2,073.6 $ 27.4 1% 1 New total commitments includes both newly funded loans and new unfunded commitments Loans Rollforward ($ in thousands)

16 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Well-diversified Loan Portfolio As of 6/30/26 - No material changes from 1Q'26 • Loan portfolio is well-diversified across borrowers, industries, loan and property types within our geographic footprint • 88% of all loans and 93% of loans excluding nonprofit organizations are guaranteed by owners of the borrowing entities • Non-owner occupied commercial real estate is well-diversified by property type with 89% of loans (90% of loans excluding nonprofit organizations) being guaranteed by owners of the borrowing entities • Since 2001, net charge-offs for all NOO CRE and OO CRE total $9.7 million • Construction loans represent a small portion of the overall portfolio OO-CRE 14% C&I 8% Consumer 12% Construction 1% NOO-CRE 65% 2Q'26 Total Loans $2.1B Office 26% Mixed Use 7% Retail 19% Warehouse & Industrial 13% Multi-Family 18% Other 17% 2Q'26 Total NOO-CRE Loans $1.4B

17 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Low Refinance Risk in NOO CRE Portfolio through 2027 • We conducted a DEEP DIVE on loans maturing or repricing before year-end 2027 * • PORTFOLIO IS WELL-POSITIONED TO ABSORB A HIGHER RATE ENVIRONMENT AT MATURITY OR REPRICING DATE • Wtd. Avg. DSC Assumptions for Maturing Loans: Current Treasury Constant Maturity rate + spread of 3.00%, fully drawn commercial real estate lines of credit, 25-year amortization • Wtd. Avg. DSC Assumptions for Repricing Loans: Current market interest rate + contractual spread, fully drawn commercial real estate lines of credit, remaining amortization on each loan Maturing Loan Commitments > $1.0MM # of loans Commitment (millions) Outstanding Balance (millions) Wtd. Avg. Rate Wtd. Avg. DSC 2026 20 $57.5 $51.5 5.50% 1.31x 2027 26 $76.9 $73.9 4.68% 1.47x TOTAL 46 $134.40 $125.40 Repricing Loan Commitments > $1.0MM # of loans Commitment (millions) Outstanding Balance (millions) Wtd. Avg. Rate Wtd. Avg. DSC 2026 12 $26.1 $26.1 3.99% 1.26x 2027 16 $40.2 $40.2 3.75% 1.54x TOTAL 28 $66.3 $66.3 *Commitments, outstanding balances and weighted average rates as of 6/30/26

18 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 • $363 million in credit exposure spread across our lending footprint comprised of 150 loans • $2.4 million average loan balance – largest loan at $15.4 million • 59% weighted average loan-to-value and 1.65x weighted average debt-service coverage ratio* • City of San Francisco NOO CRE office exposure is 2% of total loan portfolio and 3% of total NOO CRE loans NOO CRE Office Portfolio by County * Calculated for loans exceeding $1 million, based on the most recent annual review process, and net of individual reserves Non-owner Occupied Office Exposure As of 6/30/26 - No material changes from 1Q'26 San Francisco 11% Alameda 8% Sacramento 5% Napa 8% Other Bay Area 18%Other 4% Marin 27% Sonoma 18% $363M City of S.F. NOO CRE Office Portfolio Total Balance: $41.7 million Average Loan Bal: $4.6 million Number of Loans: 10 loans Wtd. Average LTV*: 62% Wtd. Average DCR: 1.72x Average Occupancy: 97% All loans are secured by low rise buildings

19 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 *Calculated for loans exceeding $1 million, based on the most recent annual review process Note: Sacramento includes surrounding regional counties NOO CRE Portfolio Diversified Across Property Type & County As of 6/30/26 - No material changes from 1Q'26 Average Balance: $1.8M Largest Balance: $13.2M Total # of Loans: 143 Wtd. Avg. LTV*: 56% Average Balance: $2.1M Largest Balance: $14.0M Total # of Loans: 84 Wtd. Avg. LTV*: 49% Average Balance: $1.9M Largest Balance: $21.0M Total # of Loans: 127 Wtd. Avg. LTV*: 60% San Francisco 2% Alameda 8% Sacramento 21% Napa 14%Other Bay Area 16% Other 7% Marin 15% Sonoma 18% San Francisco 9%Alameda 14% Sacramento 24% Napa 7% Other Bay Area 7% Other 5% Marin 8% Sonoma 26% San Francisco 18% Alameda 23% Sacramento 18% Napa 4% Other Bay Area 4% Other 8% Marin 9% Sonoma 16% Retail 2Q'26 Warehouse & Industrial 2Q'26 Multifamily 2Q'26 $259M $172M $247M

20 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 ($ in millions at Fair Value) * Loan-to-value largely based on appraised values at origination, or updated appraisals for certain classified loans, and balances as of 6/30/26 Owner-Occupied CRE Portfolio As of 6/30/26 - No material changes from 1Q'26 Retail 7%School 15% 1-4 Residential 2% Wine 6% Church 5% Gas/Auto 5% Auto Dealer 5% Health Club 3% Mixed Use 3% Other 3% Office 20% Industrial 26% Napa 13% Sacramento 22% San Francisco 5% Sonoma 9% Other 1% Alameda 15% Marin 20% Other Bay Area 16% OO CRE by County 2Q'26 Average Balance: $1.1M Largest Loan: $14.1M Wtd. Avg. LTV*: 46% Total Balance: $290.8M Total Loans: 268 OO CRE by Type 2Q'26 $291M $291M Napa 17% Sacramento 22% San Francisco 19% Sonoma 6% Other Bay Area 9% Alameda 6% Marin 21% Average Balance: $0.7M Largest Loan: $7.0M Wtd. Avg. LTV*: 54% Total Balance: $58.4M Total Loans: 80 OO CRE Office Portfolio by County2Q'26 $58M

21 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 ($ in millions at Fair Value) * Loan-to-value largely based on appraised values at origination, or updated appraisals for certain high dollar loans. and balances as of 6/30/26 Figures exclude two loans totaling $2.1 million that, for purposes of LTV, were moved to OO CRE Construction Portfolio Concentrations As of 6/30/26 Construction by Type 2Q'26 Construction by County 2Q'26 Land/Agricultural 31% 1-4 Residential 69% San Francisco 34% Napa 1% Other Bay Area 24% Sacramento 30% Marin 11% Average Balance: $1.8M Largest Loan: $4.3M Wtd. Avg. LTV*: 55% Total Balance: $14.2M Unfunded Commitments: $16.5M Total Loans: 8 $14M $14M

22 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 1 Related tax benefit calculated using blended statutory rate of 29.5636% High-Quality Securities Portfolio Generates Cash Flow Data as of 6/30/26 AFS Securities Portfolio Agency MBS 44% Agency CMO (Fixed) 11% Agency CMO (Variable) 3% Agency CMBS (Fixed) 24% Agency CMBS (Variable) 12% Debentures of government agencies 2% Municipal Bonds 4% ($ in millions at Fair Value) $1.243B Tax Equivalent Yield — 4.07% Effective Duration — 2.91 Unrealized Losses, net (pre tax) — $38.6 million Unrealized Losses, net (after tax1) — $27.2 million

23 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Loans & Securities — Repricing & Maturity $ in millions, unless otherwise indicated Total Loans1 * at 6/30/2026 Repricing Term Rate Structure 3 mo or less 3-12 mos 1-3 years 3-5 years 5-15 years Over 15 years Total Floating Rate Variable Rate Floating & Variable Rate at Floor Floating & Variable Rate at Ceiling Fixed Rate C&I $75.1 $10.5 $23.3 $39.7 $12.7 $1.1 $162.4 $64.6 $1.5 $11.7 $0.0 $84.6 Real estate: Owner-occupied CRE $3.6 $11.4 $52.8 $70.3 $144.1 $6.5 $288.7 $0.2 $50.7 $76.4 $0.0 $161.4 Non-owner occupied CRE $41.8 $59.6 $291.4 $524.5 $456.7 $0.0 $1,374.0 $9.0 $171.4 $329.8 $0.0 $863.8 Construction $12.5 $3.8 $0.0 $0.0 $0.0 $0.0 $16.3 $12.6 $0.0 $0.0 $0.0 $3.7 Home equity $101.0 $0.0 $0.0 $0.0 $0.4 $0.0 $101.4 $101.1 $0.0 $0.0 $0.0 $0.3 Other residential $1.9 $11.8 $0.5 $0.1 $0.8 $85.6 $100.7 $0.0 $14.2 $80.2 $0.0 $6.3 Installment & other consumer $1.7 $4.3 $3.5 $2.7 $45.1 $0.1 $57.4 $1.0 $7.1 $9.0 $0.0 $40.3 Total $237.6 $101.4 $371.5 $637.3 $659.8 $93.3 $2,100.9 $188.5 $244.9 $507.1 $0.0 $1,160.4 % of Total 11% 5% 18% 30% 31% 5% 100% 9% 12% 24% — % 55 % Weighted Average Rate 7.04% 5.29% 5.35% 5.11% 4.89% 4.33% 5.27% 1 Amounts represent amortized cost. Based on maturity date for fixed rate loans and variable rate loans at their floors and ceilings and next repricing date for all other variable rate loans. Does not include prepayment assumptions. Investment Securities2 * at 06/30/2026 2 With prepayment assumptions applied Projected Cash Flow Distribution 3 mo or less 3-12 mos 1-3 years 3-5 years 5-10 years Over 10 years Total Principal (par) & interest $61.1 $178.2 $463.6 $385.6 $328.4 $65.9 $1,482.8 % of Total 4% 12% 31% 26% 22% 5% 100%

Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 S E C T I O N Income Statement Highl ights 03

25 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 • Linked-quarter NIM increased 14bps due mostly to an 8bps increase in loan yields, a 7bps basis point decrease in cost of deposits, and the use of one-way sales of deposits, which improved the mix of average earnings assets • The Bank continues making strategic pricing adjustments, resulting in a reduction in the cost of deposits to 1.28% in Q2 from 1.35% in Q1 • Cycle-to-date non-maturity interest-bearing deposit beta was 28% for the quarter ended 6/30/26 Net Interest Margin Drivers 3.24% 0.15% (0.01)% (0.07)% 0.07% —% 3.38% 1Q'26 Loans Securities Cash Deposits Sub- ordinated notes 2Q'26 Net Interest Margin Linked- Quarter Change 2.56% 2.61% 2.42% 2.27% 2.26% 2.26% 2.16% 2.10% 2.04% 5.50% 5.43% 4.82% 4.50% 4.50% 4.46% 4.02% 3.75% 3.75% IB Deposits Fed Funds 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 Avg. Quarterly Cost of IB Deposits vs. Fed Funds Net Interest Income Simulation 2Q'26 Immediate Change in Interest Rates (in bps) Est. Change in NII, as % in Year 1 in Year 2 Up 400bp 0.5% 12.1 % Up 300bp 0.5% 9.4 % Up 200bp 0.3% 6.3 % Up 100bp 0.4% 3.6 % Rates Unchanged 0.0% 0.0 % Down 100bp -2.2% -4.7 % Down 200bp -4.4% -9.0 % Down 300bp -6.4% -13.5 % Down 400bp -7.5% -17.0% *Please see our 10-Q’s and 10-K’s for more information regarding these simulations.

26 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Consistent and diverse sources of non-interest income bolster revenue through cycles Investment in our people, branches and technology provide a runway for future growth Non-interest Income1 ($ in millions) Non-interest Expense ($ in millions) 1See Reconciliation of GAAP to Non-GAAP Financial Measures (Excluding Loss on Sale of Securities), included in the Appendix of this document 1 Sources of NII $8.6 $10.1 $10.9 $10.9 $11.2 $11.6 $14.1 0.30% 0.29% 0.25% 0.27% 0.30% 0.30% 0.36% Non-interest income Non-interest income/avg. assets 2020 2021 2022 2023 2024 2025 Annualized 2026 $58.5 $72.6 $75.3 $77.1 $78.7 $81.3 $89.0 55.6% 63.1% 54.4% 73.2% 112.1% 276.7% 63.6% 69.3% 76.6% 69.2% Non-interest expense Efficiency ratio *Non-GAAP excl sec sale loss 2020 2021 2022 2023 2024 2025 Annualized 2026 Salaries & benefits 59% Occupancy & equipment 9% Data processing 5% Professional services 6% FDIC Ins 3% Other 18% Total Non-Interest Components Wealth mgmt & trust 16% Service charges 16% BOLI 21% Interchange fees 11% FHLB dividends 15% One-way sales fees 6% Other 15% 1 1

Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 S E C T I O N 04 Capita l & Asset Qual i ty

28 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 ($ in millions at Fair Value) History of Strong Asset Quality • Special mention loans decreased to $100.9 million due to a planned exit of $19 million related to one relationship, significantly decreasing the Bank's exposure to the wine industry; $2.3 million additionally paid off subsequent to quarter end • Classified loans increased by $1.9 million, or 0.95% of total loans from 0.85% last quarter; $0.8 million paid off subsequently • Non-accrual loans declined by $0.2 million or 0.40% of total loans from 0.41% • Allowance for credit losses to total loans of 1.07% remained stable from 1.08% in the prior quarter Non-accrual Loans / Total Loans Quarterly Progression 1.59% 1.57% 1.51% 0.41% 0.40% 2Q25 3Q25 4Q25 1Q26 2Q26 Net Charge-Offs (Recoveries) as % of Average Loans 0.00% 0.00% 0.02% 0.00% 0.00% 0.34% 0.00% 2021 2022 2023 2024 2025 Q1 26 Q2 26 0.00% 1.00% 2.00% 3.00% 4.00%

29 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 AOCI and Tangible Equity M ill io ns $416 $418 $416 $416 $390 $388 $390 $392 $378 $381 $338 $344 $350 $347 $342 $363 $360 $359 $361 $360 $364 $363 $369 $320 $320 $322 $69 $77 $53 $55 $31 $27 $30 $28 $14 $12 $18 $24 $27 42% 39% 39% 39% 33% 31% 34% 33% 33% 35% 34% 34% 32% 9% 9% 10% 10% 10% 10% 10% 10% 10% 10% 8% 8% 9% Tangible Equity Accumulated Other Comprehensive Loss Investments/Total Assets Tangible Equity/Tangible Assets Jun 2023 Sep 2023 Dec 2023 Mar 2024 Jun 2024 Sep 2024 Dec 2024 Mar 2025 Jun 2025 Sep 2025 Dec 2025 Mar 2026 Jun 2026 $— $100 $200 $300 $400 $500 —% 10% 20% 30% 40% 50% 60% 70% 80%

Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Appendix

31 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Reconciliation of GAAP to Non-GAAP Financial Measures (Excluding Loss on Sale of Securities) (in thousands; unaudited) Three months ended Six months ended Pre-tax, pre-provision net income June 30, 2026 March 31, 2026 June 30, 2026 June 30, 2025 Income (loss) before provision for (benefit from) income taxes $ 12,673 $ 11,597 $ 24,270 $ (4,718) Provision for credit losses on loans (320) — (320) 75 Provision for credit losses on unfunded loan commitments — — — — Pre-tax, pre-provision net income (loss) (GAAP) 12,353 11,597 23,950 (4,643) Adjustments: Losses on sale of investment securities from portfolio repositioning — — — 18,736 Comparable pre-tax, pre-provision net income (non-GAAP) $ 12,353 $ 11,597 $ 23,950 $ 14,093

32 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Reconciliation of GAAP to Non-GAAP Financial Measures (Excluding Loss on Sale of Securities) (in thousands, except per share amounts; unaudited) Three months ended Six months ended Net income (loss) June 30, 2026 March 31, 2026 June 30, 2026 June 30, 2025 Net income (loss) (GAAP) $ 9,246 $ 8,510 $ 17,756 $ (3,660) Adjustments: Losses on sale of investment securities from portfolio repositioning — — — 18,736 Related income tax benefit1 — — — (5,538) Adjustments, net of taxes — — — 13,198 Comparable net income (non-GAAP) $ 9,246 $ 8,510 $ 17,756 $ 9,538 Diluted earnings (loss) per share Weighted average diluted shares 15,991 15,973 15,983 15,983 Diluted earnings (loss) per share (GAAP) $ 0.58 $ 0.53 $ 1.11 $ (0.23) Comparable diluted earnings per share (non-GAAP) $ 0.58 $ 0.53 $ 1.11 $ 0.60 Return on average assets Average assets $ 3,850,140 $ 3,989,253 $ 3,919,312 $ 3,732,957 Return on average assets (GAAP) 0.96% 0.87% 0.91% (0.20) % Comparable return on average assets (non-GAAP) 0.96% 0.87% 0.91% 0.52 % Return on average equity Average stockholders' equity $ 395,328 $ 398,017 $ 396,665 $ 438,187 Return on average equity (GAAP) 9.38% 8.67% 9.03% (1.68) % Comparable return on average equity (non-GAAP) 9.38% 8.67% 9.03% 4.39 % Return on average tangible common equity Average goodwill and intangibles 74,393 74,591 74,491 75,336 Average tangible common equity 320,935 323,426 322,174 362,851 Return on average tangible common equity (GAAP) 11.56% 10.67% 11.11% (2.03) % Comparable return on average tangible common equity (non-GAAP) 11.56% 10.67% 11.11% 5.30 % Efficiency ratio Non-interest expense $ 21,597 $ 22,539 $ 44,136 $ 40,996 Net interest income 30,781 30,302 61,083 49,100 Non-interest income (GAAP) 3,169 3,834 7,003 (12,747) Losses on sale of investment securities — — — 18,736 Non-interest income (non-GAAP) $ 3,169 $ 3,834 $ 7,003 $ 5,989 Efficiency ratio (GAAP) 63.62% 66.03% 64.82% 112.77 % Comparable efficiency ratio (non-GAAP) 63.62% 66.03% 64.82% 74.42% 1Related income tax benefit calculated using blended statutory rate of 29.5636%

33 Text 95,96,96 Light Gray 232, 232, 232 Black 0, 0, 0 White 255, 255, 255 Accent 1 7,89,52 Accent 2 248,153,40 Accent 3 254,217,129 Accent 4 52,153,70 Accent 5 5,39,67 Accent 6 171,184,195 Contact Us Tim Myers President and Chief Executive Officer (415) 763-4970 timmyers@bankofmarin.com Dave Bonaccorso EVP, Chief Financial Officer (415) 884-4758 davebonaccorso@bankofmarin.com Media Requests: Yahaira Garcia-Perea Marketing & Corporate Communications Manager (916) 231-6703 yahairagarcia-perea@bankofmarin.com